                                                                 Exhibit 10.10

                     LEASE MODIFICATION AGREEMENT NO. 5

     THIS LEASE EXTENSION AGREEMENT ("Agreement") is made this 31st day of July, 2000, by and between QPI MULTIPRESS, Inc., an Ohio Corp., with a mailing address at 560 Dublin Avenue, Columbus, OH 43215 ("Lessee") and JAEGER COMMERCE PARK LIMITED PARTNERSHIP, with a mailing address at 3016 Maryland Avenue, Columbus, OH 43209 ("Lessor").

                         BACKGROUND INFORMATION

     A. On or about August 25, 1992, Lessor, as lessor, and Lessee, as lessee, entered into a lease agreement with respect to approximately 50,839 square feet of commercial space located at 560 Dublin Avenue, Suite 200, Columbus, Ohio 43215 ("Lease").

     B. Pursuant to Article XXVI of the Lease, the parties previously extended the term of the Lease through June 30, 2000.

     C. The parties desire to further extend the term of the Lease in accordance with the terms of this agreement.

                          STATEMENT OF AGREEMENT

For and in consideration of the mutual promises and conditions contained herein, the parties acknowledge the accuracy of the foregoing Background Information and agree as follows:

     1. The term of the Lease, as previously extended, is further extended for an additional three (3) year term commencing on July 1, 2000 and ending on June 30, 2003.

     2. The rental rate shall be $8,473.00 monthly and $305,028.00 for the Term.

     3. Lessor shall install new windowsills or caulk windows, where needed on the second floor of the offices; fix plumbing in 2nd floor men's room, including new toilets; repair toilet in 2nd floor ladies room; paint and carpet hallway from office to shop; paint walls and ceiling, fix leaking toilets in the factory men's room; replace light fixtures in print room; repair/replace as needed, lights in 2nd floor open area; paint lunchroom; replace stained ceiling panels in lobby; furnish a used 10 ton hoist for Lessee installation.

     4. The Lessor or Lessee may terminate this Lease, by giving the other party written notice no less than one-hundred and eighty days (180) prior to such termination. Said written notice shall be as provided in Article XXVI of the Lease.

     5. Except as modified by this Agreement, all terms, provisions and conditions of the Lease shall remain in full force and effect, including any increases for real estate taxes.

The parties have executed the Agreement as of the day and year indicated above.

WITNESSES:                           LESSOR:

Illegible                            JAEGER COMMERCE PARK LIMITED PARTNERSHIP
------------------------

Illegible                            By: Illegible        Title   Partner
------------------------                 --------------         -----------

                                     LESSEE:

Illegible                            QPI MULTIPRESS, INC.
------------------------

Illegible                            By: Illegible       Title:  President
------------------------                ---------------         -----------


                      July 27, 2000  Page 1 of 2 - QPI/5

                               ACKNOWLEDGMENTS

STATE OF OHIO)
     )SS:
COUNTY OF FRANKLIN)

BEFORE ME, a Notary Public, in and for said County, personally appeared Jaeger Commerce Park, an Ohio Limited Partnership, Lessor, by a partner, Marvin Katz, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 31 day of July, 2000.

                                     Jacqueline S. Bates
                                     -------------------


                      [SEAL]              JACQUELINE S. BATES
                                      Notary Public, State of Ohio
                                     My Commission Expires 08-19-2004

STATE OF OHIO)
     )SS:
COUNTY OF FRANKLIN)

BEFORE ME, a Notary Public, in and for said County, personally appeared
QPI Multipress, Inc., Lessee, by its President, T. P. Schwartz, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 31 day of July, 2000.

                                         Jacqueline S. Bates
                                         -------------------


                      [SEAL]              JACQUELINE S. BATES
                                      Notary Public, State of Ohio
                                     My Commission Expires 08-19-2004





                       July 27, 2000  Page 2 of 2 - QPI/5